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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 24, 1998



                              CVS CORPORATION
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          (Exact Name of Registrant as Specified in its Charter)


            Delaware                       1-1011                        05-0494040
-------------------------------   ------------------------    ---------------------------------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer Identification No.)
         Incorporation)



                One CVS Drive
           Woonsocket, Rhode Island                        02895
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   (Address of Principal Executive Offices)              (Zip Code)



                              (401) 765-1500
      --------------------------------------------------------------
           (Registrant's telephone number, including area code)



      --------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

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               ITEM 5. Other Events.

               On March 24, 1998, CVS Corporation, a Delaware corporation ("CVS"), and Arbor Drugs, Inc., a Michigan corporation ("Arbor"), determined the exchange ratio applicable to CVS's proposed acquisition of Arbor under the terms of the Agreement and Plan of Merger dated as of February 8, 1998, as amended as of March 2, 1998, among CVS, Arbor and Red Acquisition, Inc., a Michigan corporation and a wholly-owned subsidiary of CVS.

               On March 25, 1998, CVS issued the press release attached hereto as Exhibit 99.1 announcing, among other things, the exchange ratio. The information contained in the press release is incorporated herein by reference.

               ITEM 7(c).  Exhibits.

               Exhibit 99.1 Press Release dated March 25, 1998.


                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CVS CORPORATION


Dated: March 27, 1998          By: /s/ Charles Conaway
                                   --------------------------------------------
                                   Name: Charles Conaway
                                   Title: Chief Financial Officer



                             INDEX TO EXHIBITS

                                                               Sequential
Exhibit No.                     Description                     Page No.
-----------                 ------------------                 ----------

Exhibit 99.1        Press Release dated March 25, 1998.